U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2006

YUKON RESOURCES, INC.

(Exact name of registrant as specified in charter)

Nevada (State or jurisdiction of incorporation or organization)	333-118980 (Commission File Number)	20-0803515 (I.R.S. Employer Identification No.)

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206-475 Howe Street, Vancouver, British Columbia,  Canada

V6C 2B3

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    (Address of principal executive offices)

  (Zip Code)

Registrant's telephone number, including area code:      (604) 629-1075

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective February 10, 2006, Yukon Resources, Inc (the “Company”) entered into a letter of intent with Rodinia Minerals Inc. and its wholly owned subsidiary Donnybrook Platinum Resources Inc. (“Rodinia”) in which the Company will have the right and option to acquire a 75% undivided right, title and interest in and to the Optionor’s interest in the “Red Bluff”, “Middleton Mountain”, “Buckaroo Flats” and “Pendleton Mesa” Uranium properties located in Gila County, Arizona (the “Properties”). The Company and Rodinia shall memorialize the terms and conditions of the letter of intent in a “Joint Venture Agreement.”

The consideration to be paid by the Company includes:

•

issuing one-million (1,000,000) common shares to Rodinia on or before March 10, 2006.

•

issuing five-hundred thousand (500,000) warrants exercisable at 20% below the Company’s market share price on the date of issuance for a period of five (5) years to Rodinia on or before March 10, 2006.

•

Registering the common shares and the common shares underlying the options on a Form SB-2;

•

consideration of Fifty-Thousand U.S. Dollars (US$50,000) payable to Rodinia on or before March 10, 2006;

•

incurring an aggregate of Five-Hundred Thousand U.S. Dollars (US$500,000) in exploration expenditures on the Properties on or before the first anniversary of the Joint Venture Agreement and a minimum of One Hundred and Fifty Thousand U.S. Dollars (US$150,000) in exploration expenditures on each Property on or before the second anniversary of the definitive agreement to follow the Joint Venture Agreement.

In addition, the Company retains first right of refusal to acquire the seven (7) claims contiguous to the Red Bluff Property which are 100% owned by the “Marshall’s et al”.

The letter of intent is attached hereto as Exhibit 99.1

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibits

Description

99.1	Option/Joint Venture Agreement Between Yukon Resources Corp. and Rodinia Minerals Inc. on behalf of itself and its wholly owned subsidiary Donnybrook Platinum Resources Inc.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 14, 2006

HQ SUSTAINABLE MARITIME INDUSTRIES, INC.

By: /s/ Thornton J. Donaldson -------------------------------------------- Name: Thornton J. Donaldson Title: Principal Executive Officer

Exhibit 99.1

February 10, 2006

LETTER OF INTENT

Re:

Option/Joint Venture Agreement Between Yukon Resources Corp. (the “Optionee”) and Rodinia Minerals Inc. on behalf of itself and its wholly owned subsidiary Donnybrook Platinum Resources Inc. (the “Optionor”)

The Optionor beneficially owns the “Red Bluff”, “Middleton Mountain”, “Buckaroo Flats” and “Pendleton Mesa” Uranium properties located in Gila County, Arizona, and more particularly described in Schedule “A” attached hereto (herein individually referred to as a “Property” and collectively referred to as the “Properties”), which Properties are all subject to royalties in favour of third parties (the “Royalties”).  The Optionee acknowledges that the Optionor’s interest in the Properties is subject to divestment if the Optionor fails to issue the shares and warrants required, inter alia, to exercise its option (the “WC Option”) to acquire a 100% interest, subject to the Royalties, in the Workman Creek “Claims” described in that certain Letter of Intent between the Optionor and Cooper Minerals Inc. dated October 26, 2004, as amended February 11, 2005.  Subject as aforesaid, and to the Optionor’s and Optionee’s respective Board’s approvals of this Letter of Intent and acceptance for filing of the transaction contemplated hereby by the TSX Venture Exchange (the “Exchange”) on behalf of the Optionor, the Optionor is prepared to give the Optionee the right and option (the “Option”) to acquire a 75% undivided right, title and interest in and to the Optionor’s interest in the Properties.  All data collected by the Optionor and its affiliates pertaining to and pertinent to the Properties has been or will be made available to the Optionee.

The Optionee can exercise the Option by issuing securities and making payments to the Optionor in the following amounts and by the dates indicated, all on and subject to the following terms and conditions:

1.

by issuing one-million (1,000,000) common shares in the capital of the Optionee to the Optionor on or before March 10, 2006.  The Optionee shall apply to register the shares on Form SB2 and will provide evidence of the same to the Optionor within 14 days of the execution of the JV/Option Agreement.

2.

by issuing five-hundred thousand (500,000) warrants exercisable at 20% below the Optionee’s market share price on the date of issuance for a period of five (5) years to the Optionor on or before March 10, 2006.  One (1) full warrant enables the Optionor to purchase one (1) common share of the Optionee. The Optionee shall apply to register the shares underlying the warrants on Form SB2 and will provide evidence of the same to the Optionor within 14 days of the execution of the JV/Option Agreement

3.

by paying Fifty-Thousand U.S. Dollars (US$50,000) to the Optionor on or before March 10, 2006.

4.

by incurring an aggregate of Five-Hundred Thousand U.S. Dollars (US$500,000) in exploration expenditures on the Properties on or before the first anniversary of the Option/JV Agreement, and a minimum of One Hundred and Fifty Thousand U.S. Dollars (US$150,000) in exploration expenditures on each Property on or before the second anniversary of the Option/JV Agreement, failing which, in respect of any one Property, such Property shall cease to be included in this Letter of Intent and subject to the Option provided, however, that, in doing so, the Optionee shall indemnify and hold the Optionor harmless from and against all suits, claims, demands, costs, liabilities, losses and expenses that may arise as a result of the Optionee’s activities on or in respect of the Properties.

5.

Upon the Optionee satisfying the requirements of sections 1 to 4 inclusive, the Option will have been exercised and the Optionor and Optionee will enter into a “Joint Venture Agreement” with the Optionee having a 75% Participating Interest and the Optionor having a 25% Participating Interest; provided, however, that the Optionor’s Participating Interest shall be a carried, non-participating interest until a Pre-feasibility study in respect of the Properties is completed by the Optionee and delivered to the Optionor, whereupon exploration and operating expenditures incurred thereafter will be contributed on a pro-rata basis according to each party’s Participating Interest.  The Joint Venture Agreement will contain a “Standard Industry Dilution” clause should either party elect not to, or otherwise fail to, participate in on-going exploration, development and operational costs.

6.

The “area of influence” for the Royalties is a ten (10) mile radius from the exterior boundary of the Workman’s Creek Claims.

7.

Subject to section 8, any property staked or otherwise acquired by either party within the area of influence, or within a 2 mile radius of the exterior boundary of any of the Properties, will become part of this Letter of Intent and included in the definition of Properties and, if such property is located within the area of influence, will be subject to the Royalties.

8.

The Optionee has the first right of refusal to acquire the seven (7) claims contiguous to the Red Bluff Property which are 100% owned by the “Marshall’s et al”.  The Optionor has agreed to facilitate this as a direct transaction on behalf of the Optionee and there will be no additional royalty payable to the Optionor or its associates on these Marshall claims.

9.

Both parties agree to acquire any available water rights within the area of influence in a manner that is mutually beneficial and equitable to both parties.

10.

The Optionor shall use its commercially reasonable best efforts to qualify itself to be in a position to issue, within 60 days of the date of this Letter of Intent, the shares and warrants required, inter alia, to exercise the WC Option, failing which issue within the time stated, the Optionee may elect to terminate this Letter of Intent by notice of such election in writing to the Optionor.

11.

If the Optionee shall give notice in writing of its election to terminate this Letter of Intent pursuant to section 8, or shall fail to satisfy the requirements of sections 1, 2, 3 or 4 by the respective time stipulated therein, this Letter of Intent shall forthwith terminate, save and except that the Optionee shall be obligated to deliver to the Optionor all data in respect of the Properties not theretofor delivered to the Optionor, and to indemnify and save the Optionor harmless from and against all suits, claims, demands, costs, liabilities, losses and expenses that may have arisen as a result of the Optionee’s activities on or in respect of the Properties or any one or more of them.

Both parties agree that this Letter of Intent will form the basis for drafting a formal Option/Joint Venture Agreement between the parties in conjunction with legal counsel.

The parties also agree that Yukon Resources Corp. will have exclusivity with respect to acquiring the Optionor’s interest in the Properties until March 10, 2006 @ 5:00PM Toronto time.

IN WITNESS WHEREOF this Letter of Intent has been executed as of the 10th day of February,  2006.

Yukon Resources Corp.

By:

Name & Title

Authorized Signatory

Witness

Rodinia Minerals Inc.

By:

Name & Title

Authorized Signatory

Witness

SCHEDULE A

THE PROPERTY

This schedule contains details pertaining to this Letter of Intent.

This agreement covers information pertaining to the following properties located in Gila County, Arizona and in the United States of America.

GROUP NAME	CLAIM #	DISTRICT/TWNSHP	CLAIM #	DISTRICT/TWNSHP
Red Bluff
Red Bluff
Red Bluff
Red Bluff
Red Bluff
Red Bluff
Red Bluff
Red Bluff
Red Bluff
Red Bluff

Middleton Mountain
Middleton Mountain
Middleton Mountain
Middleton Mountain
Middleton Mountain
Middleton Mountain
Middleton Mountain
Middleton Mountain
Middleton Mountain
Middleton Mountain

Buckaroo Flats
Buckaroo Flats
Buckaroo Flats
Buckaroo Flats
Buckaroo Flats
Buckaroo Flats
Buckaroo Flats
Buckaroo Flats
Buckaroo Flats
Buckaroo Flats

Pendleton Mesa
Pendleton Mesa
Pendleton Mesa
Pendleton Mesa
Pendleton Mesa
Pendleton Mesa
Pendleton Mesa
Pendleton Mesa
Pendleton Mesa
Pendleton Mesa
Pendleton Mesa
Pendleton Mesa
Pendleton Mesa
Pendleton Mesa
Pendleton Mesa
Pendleton Mesa
Pendleton Mesa
Pendleton Mesa
Pendleton Mesa
Pendleton Mesa
Pendleton Mesa
Pendleton Mesa
Pendleton Mesa
Pendleton Mesa
Pendleton Mesa
Pendleton Mesa
Pendleton Mesa
Pendleton Mesa
Pendleton Mesa
Pendleton Mesa
Pendleton Mesa
Pendleton Mesa

SCHEDULE B

PROPERTY MAP